EXHIBIT 10.33

FIFTH AMENDMENT TO CREDIT AGREEMENT

          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 1, 2000 (this "Amendment"), is between ENERGY SEARCH, INCORPORATED, a Tennessee corporation ("Borrower"), and SOUTHERN PRODUCER SERVICES, L.P., a Delaware limited partnership ("Lender").

W I T N E S S E T H:

          WHEREAS, Borrower and Lender have heretofore entered into that certain Credit Agreement, dated as of June 23, 1999, as previously amended (the "Credit Agreement"); and

          WHEREAS, Borrower desires to, and Lender is willing, on the terms and subject to the conditions as hereinafter set forth, to amend certain provisions of the Credit Agreement;

          WHEREAS, Lender is willing, on the terms and subject to the conditions as hereinafter set forth, to amend certain provisions of the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Lender hereby agree to amend the Credit Agreement as follows:

          Section 1.          Amendment to Credit Agreement.

          a.          The definitions of "Commitment Amount", "Maximum Commitment Amount" and "Minimum Commitment Amount" in Section 1.1 of the Credit Agreement hereby are amended in their entirety to read as follows:

"          "Commitment Amount" means, on any date, $75,000,000, as such amount may be reduced or increased from time to time pursuant to Section 2.2."

"          "Maximum Commitment Amount" means, on any date, $38,500,000, as such amount may be reduced from time to time pursuant to Section 2.2."

"          "Minimum Commitment Amount" means, on any date, $38,500,000, as referred to in Section 2.2."

          Section 2.          Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section.

          a.          Borrower shall have executed and delivered the following, in form and substance acceptable to Lender in its sole discretion:

(1)	This Amendment executed by the Borrower;
(2)	The amended Note executed by the Borrower;

(3)	Second Supplemental Credit Line Deed of Trust, Assignment of Production, Security Agreement and Financing Statement executed by Borrower;

(4)	First Supplemental Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement relating to Ohio Mortgage executed on June 23, 1999 executed by Borrower; and

(5)	First Supplemental Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement relating to Ohio Mortgage executed on October 21, 1999 executed by Borrower.

          b.          Lender shall have received from Borrower a certificate, dated the date of this Amendment, of its Secretary or Assistant Secretary, as applicable, as to (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment, the Notes and each other Loan Document to be executed by it; (b) the Organic Documents for Borrower, (c) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment, the Credit Agreement, the Notes and each other Loan Document executed by it, upon which certificate Lender may conclusively rely until it shall have received a further certificate of an officer of Borrower canceling or amending such prior certificate, and (d) that the Borrower is in compliance with all of the covenants and agreements contained in this Agreement or any other Loan Document. Lender shall have received from Borrower certificates of existence and good standing provided by the appropriate governmental officer in its jurisdiction of incorporation or formation and, in the case of certificates of good standing, in each jurisdiction in which its business is conducted.

          c.          Lender shall have received the following, each dated the date hereof or such other date acceptable to Lender and addressed to Lender (i) from Patrick R. Sughroue, P.C., counsel to the Borrower, (ii) from Morrow & Erhard Co., L.P.A., special Ohio counsel to the Borrower, in form and substance acceptable to Lender, (iii) from Bowles Rice McDavid Graff & Love PLLC, special West Virginia counsel to the Borrower, all in form and substance satisfactory to Lender.

          d.          All legal matters in connection with this Amendment, the Credit Agreement and the consummation of the transaction contemplated hereby and by the Loan Documents shall be approved by Lender.

          e.          Lender shall have received approval of the transaction contemplated in this Amendment, the Credit Agreement and the other Loan Documents from Lender's senior management.

          f.          No suit, action or other proceeding shall be pending to restrain, enjoin or otherwise prevent the consummation of this Amendment or the transactions contemplated in connection herewith or which may have any material affect on the Subject Interests.

          g.          All legal matters in connection with the title to the Subject Interests and the Subject Hydrocarbons shall be approved by Lender, and there shall have been furnished to Lender by Borrower, at Borrower's expense, such title opinions, agreements, other opinions of counsel, and other records and information as it may reasonably have requested for that purpose.

          h.          Such other documents as the Lender shall have reasonably requested.

All documents executed or submitted pursuant hereto by or on behalf of Borrower or any of its Subsidiaries shall be satisfactory in form and substance to Lender and its counsel; Lender and its counsel shall have received all information, approvals, opinions, documents or instruments as Lender or its counsel may reasonably request.

          Section 3.          Reaffirmation of Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VI of the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

          (A)          Borrower is a company duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals to enter into this Amendment.

          (B)          Borrower has the full legal power, right and capacity to enter into and perform this Amendment and to perform its obligations hereunder. The consummation of the transactions contemplated by this Amendment are within Borrower's corporate power, have received all necessary governmental and other approvals, exemptions, authorizations, licenses and permits (if any shall be required), and do not and will not contravene or conflict with any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to Borrower, and do not and will not result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Borrower is a party or by which Borrower or its properties may be bound, including, without limitation, any confidentiality agreement or restrictions or disclosure of information.

          (C)          The execution and delivery by Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

          (D)          There has been no material adverse change (a) in the businesses, assets, properties, operations, condition (financial or otherwise) or results of operations or prospects of Borrower from June 23, 1999, (b) affecting the rights and remedies of Lender under and in connection with this Amendment and the Credit Agreement, as amended by this Amendment, or (c) in the ability of Borrower to perform its obligations under this Amendment or the Credit Agreement, as amended by this Amendment.

          (E)          There are no actions, suits or proceedings by or before any court, arbitrator or any governmental commission, board, bureau or other administrative agency pending, or to the knowledge of Borrower threatened, against Borrower or any of the Subject Interests.

          Section 4.          Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

          Section 5.          Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement and the Note, and the Credit Agreement and the Note, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement and the Note herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement and the Note, respectively, as amended hereby.

          Section 6.          No Waiver. Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

          Section 7.          Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS. All obligations of Borrower and rights of Lender expressed herein shall be in addition to and not in limitation of those provided by applicable law.

          Section 8.          Severability of Provisions. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

          Section 9.          Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          Section 10.          Headings. Article and section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

          Section 11.          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 12.          Notice. THIS WRITTEN AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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          IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first above written.

BORROWER: ENERGY SEARCH, INCORPORATED By: /S/ Richard S. Cooper Name: Richard S. Cooper Title: President

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LENDER: SOUTHERN PRODUCER SERVICES, L.P. By: SC Ashwood Holdings, Inc., as general manager By: /S/ David Stewart Name: David Stewart Title: Vice President

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